                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                    BADAK TRUSTEE AND PAYING AGENT AGREEMENT


                 AMENDMENT No. 1 dated as of July 1, 1995 among

                 (i) Continental Bank International, not in its individual capacity but solely as Trustee under the Bontang I Trust Agreement (as defined below); and

                 (ii) PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA, VIRGINIA INTERNATIONAL COMPANY, VIRGINIA INDONESIA COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, OPICOIL HOUSTON, INC., UNIVERSE GAS & OIL COMPANY, INC., TOTAL INDONESIE, UNOCAL INDONESIA COMPANY and INDONESIA PETROLEUM, LTD.

                             W I T N E S S E T H :

                 WHEREAS, the parties hereto (or their predecessors in interest) are parties to the Badak Trustee and Paying Agent Agreement originally dated as of July 15, 1974, as amended and restated as of February 9, 1988 (the "Bontang I Trust Agreement"); and

                 WHEREAS, the parties hereto have determined that the Trust Agreement should be further amended as provided herein.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. The definition of "LNG Sales Contract" in the Bontang I Trust Agreement is hereby amended so as to read in its entirety as follows:

                 " "LNG Sales Contract" means the LNG Sales Contract dated as of December 3, 1973, as heretofore and hereafter amended or extended up to the period ending on December 31, 1999 (but excluding any and all extensions, supplements, modifications, renewals or amendments applicable to periods subsequent to December 31, 1999) between Pertamina and The Chubu Electric Power Co., Inc., The Kansai Electric Power Co., Inc., Kyushu Electric Power

Co., Inc., Nippon Steel Corporation, and Osaka Gas Company, Ltd. ("Buyers")."

                 2. Section 1.1 of the Bontang I Trust Agreement is hereby amended so as to read in its entirety as follows:

                          "1.1 Pursuant to Section 10.5 of the LNG Sales
Contract, Article 7 of the Base Load Supply Agreements, and Article 6 of the KCO Supply Agreements, Pertamina hereby designates, and the Contractors hereby agree to the designation of, the Trustee named herein as the Trustee and Paying Agent to which all amounts which become due and payable by each Buyer under the LNG Sales Contract and applicable to LNG from the Bontang Plant shall be paid. Notwithstanding the foregoing or any other provision hereof to the contrary, the parties hereto acknowledge and agree that all amounts which become due and payable by the Buyers under the LNG Sales Contract (which term shall, solely for this sentence, include any extensions, renewals and amendments applicable to periods subsequent to December 31, 1999) with respect to cargoes required to be delivered at any time on or after January 1, 2000 shall not constitute Badak Trust Funds, and if received by the Trustee shall be paid over to the trustee under the Bontang V Trustee and Paying Agent Agreement dated as of July 1, 1995."

                 3. Section 1.2 of the Bontang I Trust Agreement is hereby amended by (i) deleting the word "All" at the beginning of Section 1.2 and inserting in lieu thereof the phrase "Subject to the second sentence of
Section 1.1, all" and (ii) deleting the word "Immediately" at the beginning of the last sentence of Section 1.2 and inserting in lieu thereof the phrase "Subject to the second sentence of Section 1.1, immediately."

                 4. Section 1.3 of the Bontang I Trust Agreement is hereby amended by deleting the word "All" at the beginning of Section 1.3 and inserting in lieu thereof the phrase "Subject to the second sentence of Section 1.1, all."

                 5. Except as amended hereby, the Trust Agreement remains unchanged and in full force and effect.

                 6. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 7. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date hereof.

                                The Trustee

                                CONTINENTAL BANK INTERNATIONAL,
                                  as Trustee aforesaid



                                By:  /s/ VINCENT CHORNEY
                                   -------------------------------------------
                                     Name:      Vincent Chorney
                                     Title:     Attorney-in-Fact


                                Producers

                                PERUSAHAAN PERTAMBANGAN MINYAK
                                  DAN GAS BUMI NEGARA
                                  (PERTAMINA)



                                By:  /s/ F. ABADA'OE
                                   -------------------------------------------
                                     Name:      F. Abada'oe
                                     Title:     President Director



                                VIRGINIA INDONESIA COMPANY



                                By:  /s/ TERRY N. QUINN
                                   -------------------------------------------
                                     Name:      Terry N. Quinn
                                     Title:     Vice President and C.F.O.



                                VIRGINIA INTERNATIONAL COMPANY



                                By:  /s/ RICHARD L. SMERNOFF
                                   -------------------------------------------
                                     Name:      Richard L. Smernoff
                                     Title:     Attornery-in-fact
                                                Virginia International Company

                                LASMO SANGA SANGA LIMITED



                                By:  /s/ RICHARD L. SMERNOFF
                                   -------------------------------------------
                                     Name:      Richard L. Smernoff
                                     Title:     Finance Director, LASMO plc

                                UNION TEXAS EAST KALIMANTAN LIMITED



                                By:  /s/ R. A. CUNNINGHAM
                                   -------------------------------------------
                                     Name:      R. A. Cunningham
                                     Title:     Assistant Secretary



                                OPICOIL HOUSTON, INC.



                                By:  /s/ ROY, C.H. CHIU
                                   -------------------------------------------
                                     Name:      Roy, C. H. Chiu
                                     Title:     President, Opicoil Houston, Inc.



                                UNIVERSE GAS & OIL COMPANY, INC.



                                By:  /s/ TOSHIO NORIMATSU
                                   -------------------------------------------
                                     Name:      Toshio Norimatsu
                                     Title:     General Manager



                                TOTAL INDONESIE



                                By:  /s/ B. VITRY
                                   -------------------------------------------
                                     Name:      B. Vitry
                                     Title:     President & General Manager

                                UNOCAL INDONESIA COMPANY



                                By:  /s/ DONALD A. MACKAY
                                   -------------------------------------------
                                     Name:      Donald A. MacKay
                                     Title:     Assistant Treasurer



                                INDONESIA PETROLEUM, LTD.



                                By:  /s/ KAZUO YOSHIKAWA
                                   -------------------------------------------
                                     Name:      Kazuo Yoshikawa
                                     Title:     Executive Senior Managing
                                                Director